Exhibit 99.5

SPECIAL MEETING OF SHAREHOLDERS OF NATIONAL CAPITAL BANCORP, INC. NOVEMBER 19, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at [___] Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. 2. To adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the NACB merger proposal. For ☐ Against ☐ Abstain ☐ This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals 1 and 2. Additionally, this Proxy will be voted at the discretion of the Proxy holder upon any other matter which may properly come before the Special Meeting or any adjournment or postponement thereof. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 1. To approve the Agreement and Plan of Merger and accompanying Plan of Merger (the “merger agreement”), dated as of June 15, 2026, by and between ODNB Financial Corporation (“ODNB”) and National Capital Bancorp, Inc. (“NACB”), and the other transactions contemplated by the merger agreement, pursuant to which NACB will merge with and into ODNB, with ODNB being the surviving company in the merger, as more fully described in the accompanying joint proxy statement/ prospectus (the “NACB merger proposal”). For ☐ Against ☐ Abstain ☐

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- NATIONAL CAPITAL BANCORP, INC. REVOCABLE PROXY This Proxy is solicited on behalf of the Board of Directors This Proxy may be voted by telephone by calling toll-free [___] ([___]) in the United States, or [___] worldwide, and following the instructions. This Proxy may also be voted by Internet at www.voteproxy.com and following the on-screen instructions. Please have your proxy card available when you call or access the webpage. You may vote by phone or online until 11:59 PM Eastern Time on November 18, 2026. This Proxy may also be voted by mailing a signed Proxy using the enclosed pre-addressed stamped envelope. This Proxy may also be voted by submitting a signed Proxy in person at the Special Meeting. The undersigned hereby makes, constitutes and appoints Richard B. Anderson, Jr. and James M. Olevson, or either of them, as proxy for the undersigned to represent and to vote, as designated below, all shares of common stock of National Capital Bancorp, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Company’s Special Meeting of Shareholders to be held on November 19, 2026, and at any adjournment or postponement thereof. (Continued and to be signed on the reverse side)